Exhibit 10.44.3

Amendment N°4

to the Airbus A330/A350XWB Purchase Agreement

Dated as of January 31, 2008

Between

AIRBUS S.A.S.

And

HAWAIIAN AIRLINES, INC.

This Amendment N°4 (hereinafter referred to as the “Amendment”), entered into as of August 3, 2010, between Airbus S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008, which agreement, as previously amended and supplemented with all exhibits, appendices, and letter agreements and amendments, including Amendment No. 1 dated as of January 31, 2008, Amendment No. 2 dated as of November 27, 2009 and Amendment No 3 dated as of March 3, 2010 (collectively, the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement;

WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment; and

WHEREAS, the Buyer and the Seller wish to amend some terms of the Agreement;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

1.                                      DELIVERY SCHEDULE

1.1                                 One A330-200 Aircraft with an A330-200 Scheduled Delivery [**] of [**] 2013 is rescheduled to [**] 2011.

1.2                                 The first delivery table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and UNQUOTE:

QUOTE

Aircraft N°1           [**] 2011

Aircraft N°2           [**] 2011

Aircraft N°3           [**] 2012

Aircraft N°4           [**] 2012

Aircraft N°5           [**] 2013

Aircraft N°6           [**] 2013

Aircraft N°7           [**] 2014

[**]

UNQUOTE

1.3                                 The A330-200 Aircraft identified in Clause 9.1.1 of the Agreement (as amended by this Amendment) with a [**] 2011 A330-200 Scheduled Delivery Quarter will have a Scheduled Delivery [**] of [**] 2011.

2.                                    [**]

3.                                    EFFECT OF THE AMENDMENT

3.1                                 The provisions of this Amendment are binding on both parties upon execution hereof and payment of the Predelivery Payments as per paragraph 2 above. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

3.2                                 Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

4.                                    CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

5.                                    COUNTERPARTS

This Amendment may be signed in separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Name:

Title:

and

By:

Name:

Title:

[**] — Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential